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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): April 10, 1998


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


        Delaware                      0-19604                   95-4340340
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (213) 210-5000
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On April 10, 1998, Aames Financial Corporation (the "Company") entered into a Second Amended and Restated Mortgage Loan Warehousing Agreement (the "Agreement") by and among the Company, Aames Capital Corporation, NationsBank of Texas, N.A. and the lenders from time to time party thereto. The Agreement provides for a $300,000,000 warehouse financing facility, with additional financing available under a bid facility as set forth in the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AAMES FINANCIAL CORPORATION


Dated:  April 24, 1998                      By:     /s/ Barbara S. Polsky
                                                    ---------------------
                                                    Barbara S. Polsky
                                                    Executive Vice President,
                                                    General Counsel and
                                                    Secretary



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                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
-----------                  ----------------------
   10.1                      Second Amended and Restated Mortgage Loan
                             Warehousing Agreement, dated as of April 10, 1998,
                             by and among Aames Financial Corporation, Aames
                             Capital Corporation, NationsBank of Texas, N.A. and
                             the lenders from time to time party thereto



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